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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 18, 2004



                                  Duratek, Inc.
                  ---------------------------------------------
                  (Exact Name of Registrant as Specified in its
                                    Charter)



        Delaware                       0-14292                  22-2427618
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(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
    of Incorporation)                  Number)            Identification Number)



  10100 Old Columbia Road, Columbia, Maryland                          21046
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   (Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


                                       N/A
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                                  DURATEK, INC.



Item 9. Regulation FD Disclosure.


     On March 18, 2004, Duratek, Inc. ("Duratek") issued a press release announcing that it has filed a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission pursuant to which the Company may issue from time to time up to $125 million aggregate amount of its common stock, preferred stock, debt securities, and warrants. In addition, the Company is also registering the resale of up to 3,201,649 shares of currently outstanding common stock beneficially owned by The Carlyle Group. A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              DURATEK, INC.


Date: March 18, 2004                                By: /s/ Robert F. Shawver
                                                    ----------------------------
                                                    Robert F. Shawver
                                                    Executive Vice President and
                                                    Chief Financial Officer


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Exhibit Index

99.1              Press Release dated March 18, 2004 issued by Duratek, Inc.